SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 09, 2005

FLYi, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21976	13-3621051
State or Other	Commission File	IRS Employer
Jurisdiction of	Number	Identification No.
Incorporation

45200 Business Court, Dulles, VA		20166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (703) 650-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

As disclosed in a Form 8-K filed on March 18, 2005, effective as of March 15, 2005, the Company entered into amended and restated Severance Agreements with certain of its executive officers.  These agreements are included as exhibits to this filing on Form 8-K.

Exhibit Number	Description of Exhibit

10.12(a) (notes 1 & 2)	Third Amended and Restated Severance Agreement between the Company and Kerry B. Skeen, dated as of March 15, 2005.
10.12(b) (notes 1 & 2)	Second Amended and Restated Severance Agreement between the Company and Thomas J. Moore, dated as of March 15, 2005.
10.12(c) (notes 1 & 2)	Second Amended and Restated Severance Agreement between the Company and Richard J. Surratt, dated as of March 15, 2005.

Notes:

(1)                                                          Filed as an Exhibit to this Current Report on Form 8-K.

(2)                                                          This document is a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLYi, Inc.

Date: May 09, 2005	By:	/S/ David W. Asai
David W. Asai
Vice President, Controller and Chief
Accounting Officer